China Holdings Acquisition Corp. Bright World Precision Machinery Investor Presentation October 2008 Exhibit 99.2

Disclaimer
Additional Information About the Transaction and Where to Find It
In connection with the proposed acquisition, China Holdings Acquisition Corp. (“CHAC”) intends to prepare a registration statement containing a proxy statement/prospectus to be filed with the U.S. Securities and Exchange Commission (“SEC”).
When completed, a definitive proxy statement/prospectus and a form of proxy will be mailed to the stockholders of CHAC, seeking their approval of the transaction. Stockholders are urged to read the proxy statement/prospectus regarding the proposed acquisition carefully and in its entirety because it will contain important information about the proposed acquisition. Stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus (when available)
and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Stockholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail to Mark L. Wilson at China Holdings Acquisition Corp., 5th Floor, 33 Riverside Avenue, Westport,
CT 06880 or by telephone at (203) 226-6288.
CHAC and its directors and officers may be deemed to be participants in the solicitation of proxies from CHAC’s stockholders with respect to the proposed acquisition. Information about CHAC’s directors and executive officers and their ownership of CHAC’s common stock and warrants is set forth in CHAC’s annual report on Form 10-K for the fiscal year ended December 31, 2007. Stockholders may obtain additional information regarding the interests of CHAC and its directors and executive officers in the proposed acquisition, which may be different than those of CHAC’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed acquisition when filed with the SEC.

Disclaimer
Forward-looking Statements
This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private
Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,”
“may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-
looking statements. Forward-looking statements in this presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this presentation. Such risk factors include, among others: future operating or financial results; future growth expectations and acquisitions; uncertainties as to the timing of the acquisition; approval of the transaction by CHAC stockholders; the satisfaction of closing conditions to the transaction; costs related to the acquisition; the performance of Bright World Precision Machinery
Limited; the impact of inflation generally as well as on the rising costs of materials; specific economic conditions in China generally or in the markets in which Bright World Precision Machinery Limited operates; changes in laws and regulations; potential liability from future litigation; the diversion of management time on acquisition and integration related issues; modifications or adjustments to the financial statements of Bright World Precision Machinery Limited as a result of applicable securities laws; and general economic conditions such as inflation or recession. Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from CHAC’s forward-looking statements are included in CHAC’s filings with the SEC, specifically as described in CHAC’s annual report on Form 10-K for the fiscal year ended December 31, 2007. Actual results may differ materially from those contained in the forward-looking statements in this communication. CHAC undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this communication. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. All forward-looking statements are qualified in their entirety by this cautionary statement.
Notice to Bright World Precision Machinery Limited Shareholders
While the tender offer is being made to all holders of Bright World Precision Machinery Limited (“Bright World”) shares, this document does not constitute an offer to purchase, sell or exchange or the solicitation of an offer to purchase, sell or exchange any securities of
Bright World or an offer to purchase, sell or exchange or the solicitation of an offer to purchase, sell or exchange any securities of CHAC in any jurisdiction in which the making of the tender offer or the acceptance of any tender of shares therein would not be made in compliance with the laws of such jurisdiction.

Non – GAAP Financial Information
The directors of CHAC (including any who may have delegated detailed supervision of this presentation) have taken all reasonable care to ensure that the facts stated and all opinions expressed in this presentation are fair and accurate and that no material facts have been omitted from this presentation, and they jointly and severally accept responsibility accordingly.  Where any information has been extracted or reproduced from published or otherwise publicly available sources (including, without limitation, in relation to Bright World)
or obtained from World Share Limited (“World Share”), the sole responsibility of the directors of CHAC has been to ensure through reasonable enquiries that such information is accurately extracted from such sources or, as the case may be, reflected or reproduced in this presentation.
The foregoing statement is made by the directors of CHAC strictly for purposes of complying with the Singapore Code on Takeovers and
Mergers and is subject to all qualifications set forth herein. Further, additional information will be provided in a registration statement containing a proxy statement/prospectus to be filed by CHAC with the SEC, and the information contained in this investor presentation will be qualified by the information set forth therein.
CHAC will make a tender offer on the terms set forth below in accordance with the Singapore Code on Takeovers and Mergers.  The
Singapore Industry Council (“SIC”) has confirmed that the arrangements relating to the issuance of the CHAC shares to World Share and the contingent payment for the foreign exchange impact on the funds in CHAC’s trust account are not special deals under Rule 10 of the Singapore Code on Takeovers and Mergers. This SIC confirmation, however, is conditioned on a determination by Bright World’s independent financial advisor (“IFA”) that such arrangements are in its opinion fair and reasonable. The IFA’s determination has not been obtained as of the date of the investor presentation.
NON-GAAP FINANCIALS:
The financial information and data contained in this presentation is unaudited and does not conform to the SEC’s Regulation S-X.
Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, CHAC’s proxy statement to solicit stockholder approval for the proposed acquisition of Bright World.
This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles (“GAAP”), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. CHAC believes that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of Bright World and the proposed acquisition.
However, these non-GAAP financial measures should be considered in addition to and not as substitutes for, or superior to financial measures of financial performance prepared in accordance with GAAP. Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

Investment Highlights
Bright World continues to perform strongly - first half 2008 revenues, net profit and EBITDA grew 51.8%, 64.1% and 59.9% respectively relative to first half 2007
Solid historical performance - from 2004 – 2007, Bright World achieved a revenue compounded growth rate (CAGR) of 33.5%, a net profit CAGR 28.3% and EBITDA CAGR of
31.1%
Compelling industry
Dynamics
Strong Sponsorship
Significant Growth
Opportunity
Strong Financial
Performance
Mr. Wang Wei Yao has built extensive business relationships in China and has built the
World Group companies, which includes Bright World, into one of China’s top 500 private companies
(1)
CHAC management will help to provide U.S. capital markets expertise and guidance to
Bright World
(1) Designated by the Chinese Private Enterprises League
Bright World’s customer base is a major supplier of manufacturing products to the burgeoning Chinese middle class
Post acquisition, CHAC will have capital to pursue both vertical and horizontal M&A opportunities
Rights of First Refusal to acquire four companies controlled by Mr. Wang Wei Yao that manufacture agricultural machinery, auto parts, lawn mowing equipment and heavy construction equipment
Superior growth prospects that are directly correlated to the vibrant growth of China’s industrial output
Precision high performance stamping machine production in China has higher technical and capital barriers to entry and attractive fundamentals, as opposed to conventional stamping machines, which is a more fragmented and cost competitive business

China Holdings Investment Criteria
An acquisition of a domestically focused Chinese company
Platform business with potential additional acquisitions
Proven business model with consistent cash flows
Require historical sales, earnings and EBITDA growth of 20% +
Compelling opportunity to participate in the economic and industrial expansion in
China
A transaction with managements’ alignment tied to the future performance of the business
A target sourced through extensive and deep relationships in China
A valuation that compares favorably to public company peers in China

China Holdings Investment Criteria (cont’d)
Experienced management team, led by serial entrepreneur with 25 years of business expertise and a CEO with more than 35 years of direct industry acumen
CHAC Objective Bright World Investment Highlights
Experienced
Management Team
Attractive Valuation
(1)
CHAC’s acquisition of Bright World is attractive:
– Transaction cost implied multiple – [10.9x] 2008 Trailing Twelve Month Earnings
– Median of comparables = 17.8x (see page 11)
(1) Under the Deed of Undertaking (the “Deed of Undertaking”) entered into between CHAC and World Share and its shareholders, World Share is entitled to receive additional CHAC shares (up to 15,765,000 shares) in the event that CHAC shares achieve certain price levels, post-closing. The value of the right to receive these additional shares is not included in the calculation of cost.
CHAC is not and does not purport to be providing any financial forecast or estimate for Bright World.  The reference to Bright World’s year trailing twelve month 2008 earnings and valuation multiples in this presentation does not represent, and should not be taken, construed or be relied on as, a forecast estimate, warranty, guarantee or representation by CHAC as to the future profitability or financial performance of Bright World in respect of FY2008 or FY 2009 . There is no assurance whatsoever as to Bright World’s future financial performance and accordingly, nothing in this presentation should be construed as providing any such assurance.
Anticipated Board of
Directors
– Wang Wei Yao, Non-Exec. Chairman
– Shao Jian Jun, President & CEO
– Paul K. Kelly, Vice Chairman
– Xiao Feng, Director
– Cheng Yan Davis, Director

China Holdings / Bright World Transaction Overview
On October 24, 2008, CHAC (AMEX: HOL) entered into an amendment to the Deed of Undertaking with World Share, Mr. Wang Wei Yao and Mr. Shao Jian Jun
–
CHAC has agreed to make a tender offer for all of the issued shares of Bright World, a
Singapore Stock Exchange listed company
–
World Share, which owns approximately 77.4% of the issued shares of Bright World, has agreed to accept the tender offer with respect to all of its CHAC shares
–
As part of the transaction, CHAC would re-domesticate into a newly formed BVI company, and would seek a listing on the New York Stock Exchange
Consideration of $255 mm plus additional CHAC shares to controlling shareholder if stock price achieves certain targets
Key changes since initial announcement include:
–
The issuance of the additional CHAC shares, which was previously based on achieving a 2008 earning target for Bright World, is now based on achieving certain stock price levels:
3,500,000 shares if share price attains and/or exceeds $12.50
3,500,000 shares if share price attains and/or exceeds $13.00
8,765,000 shares if share price attains and/or exceeds $13.50
CHAC sponsors will exchange their promote shares for newly issued warrants that can be exercised for nominal-consideration only when the common share price attains and/or exceeds $13.50
The transaction is planned to close during the first quarter of 2009
–
Requires approval from a majority of the CHAC shareholders
–
CHAC shareholders holding up to 33.3% of the outstanding CHAC share less one share may exercise conversion rights

Transaction Overview (cont’d)
After the closing of the transaction, it is intended that CHAC shall declare and pay a cash dividend of $0.50 per share to its shareholders of record and reduce the strike price for
CHAC’s currently outstanding warrants by $0.50.  World Share has waived its right to receive the cash dividend with respect to any CHAC shares it may hold
For the first six months of 2008, Bright World’s revenues, net profit and EBITDA (earnings before interest, taxes, depreciation and amortization) grew by 51.8%, 64.1% and 59.9% (US dollars), respectively, compared to the same period in 2007
CHAC will have a right of first refusal to acquire four other companies controlled by Mr. Wang
Wei Yao (collectively known as the “World Group”) that manufacture agricultural machinery, auto parts and components, lawn mowing equipment and heavy construction equipment.
The World Group companies, including Bright World, constitute one of China’s top 500 private companies as designated by the Chinese Private Enterprises League.
Horizontal and vertical integration opportunities

Transaction Structure
Uses
(1)
Pro Forma Closing Common Ownership
(2)(3)
Sources
(1)
(1) Assumes no redemptions of CHAC common stock which may aggregate a total of 4,266,239 shares with an estimated value of $41.8 million.
(2) Assumes shares valued at $9.29 per share which is the estimated redemption price of $9.79 per share for CHAC common stock less the $0.50 per share cash dividend.
(3) Bright World Shareholders excludes the public float shares which are assumed to be acquired via the tender offer.
(4) The majority 77.42% ownership of Bright World is owned by World Share which, in turn, is owned 82% by Wang Wei Yao and 18% by other insiders.
(5) Existing founders shares to be exchanged for warrants exercisable at $13.50 per share.
(6) Assumes warrants calculated using Treasury Stock Method at $9.29 / share with 15.6 mm warrants outstanding.
(7) CHAC is not and does not purport to be providing any financial forecast or estimate for Bright World.  The reference to Bright World’s trailing twelve months 2008 earnings and valuation multiples in this presentation does not represent, and should not be taken, construed or be relied on as, a forecast estimate, warranty, guarantee or representation by CHAC as to the future profitability or financial performance of Bright World in respect of FY2008 and FY 2009. There is no assurance whatsoever as to Bright World’s future financial performance and accordingly, nothing in this presentation should be construed as providing any such assurance.
Note: Figures used are subject to rounding.
Transaction Cost and Implied Multiple
Offer
Purchase of Bright World shares from majority S/H
(4)
198.3
Purchase of Bright World  shares from minority S/H 49.8
Pro Forma Net Bright World debt assumed 6.8
Fees and expenses 3.0
Redemption of CHAC Shares
(1)
--
Cash dividend ($0.50 per share) 6.4
Total use of capital for initial transaction $264.3
Offer
Issuance of new CHAC shares (2)
$198.3
Use of cash and trust fund 59.2
Pro Forma Net Bright World debt assumed
6.8
Total sources used in transaction
$264.3
Cash available for organic growth and M&A $55.6
Offer
(share in millions)
Shares % Ownership
Shares Issued to Bright World S/H
(4)
21.3 56.2%
Existing Founders' Shares
(5)
-- --
CHAC Public Shares
(1)
12.8 33.7%
Warrants
(6)
3.8 10.1%
Total Shares Issued Post-Transaction 38.0 100.0%
Offer
(2)
Number of CHAC Shares Issued 21.3
CHAC Share Price $9.29
Total CHAC Stock Issued $198.3
Cost of Bright World Minority Investors 49.8
Pro Forma Net Debt Assumed 6.8
Total Cost $254.9
2008 Trailing Twevle Month P/E Multiple
(7)
10.9x

Comparable Company Analysis
(Share Price in CNY)
Implied purchase multiple for Bright World based upon 2008 trailing twelve month earnings:
10.9x
Market Cap. Price / Earnings
Company StockPrice (US$M)
(1)
LTM CY 2008 CY 2009
Shenyang Machine Tool Co., Ltd.
4.71 $375 35.1x 15.7x 8.9x
Qingchuan Machinery
5.29 270 17.8 14.7 10.6
Weihai Huadong Automation Co., Ltd.
6.98 122 15.4 14.0 8.8
Shenji Group Kunming Machine Tool Co., Ltd.
6.98 433 8.9 9.3 6.9
Huagong Tech Company Limited
5.35 257 23.1 31.5 25.5
Shaanxi Aero-space Power Hi-tech Co. Ltd.
5.85 158 30.6 32.5 18.9
Ningbo Donly Transmission Equpment Co., Ltd.
7.51 198 17.2 15.6 9.6
Mean $259 21.2x 19.0x 12.7x
Median $257 17.8x 15.6x 9.6x
Source: Stock prices per Yahoo Finance.
Note: Market Data as of  Oct-22-2008.
(1) Assumes 6.844 RMB = US $1.00.
LTM (Latest Twelve Months) historical earnings per Reuters’ normalized calculations.
CY 2008 and CY 2009 earnings estimates per Reuters except for
Shaanxi Aero-space which was obtained from SouthChina Securities.

Bright World Company Overview
Established in 2004, Bright World manufactures
stamping machines and related components which are
used by its customers to bend, cut and shape metal
Description
Products
Customers
Location &
Employees
Manufactures over one hundred models of stamping
machines
– Stamping machines are classified into 11 product
series and divided into Conventional and High
Performance machines
Margins expanding due to shift to high performance
stamping machines (which have technical and capital
barriers to entry) as China’s industrial base moves
upscale in world markets.
Bright World’s broad customer base is composed of
companies in the automotive, hardware,
telecommunications and home electronic appliances
industries
Danyang City, Jiangsu Province, PRC
– Close proximity to numerous manufacturing
companies
~2,200 employees

CAGR: 33.5%
51.8%

CAGR: 31.1%
59.9%

CAGR: 28.3%
64.1%

$9.0
$11.8
$14.5
$19.0
$6.8
$11.2
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2004 2005 2006 2007 H1 07 H2 08
$10.7
$13.0
$18.4
$24.1
$9.0
$14.5
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2004 2005 2006 2007 H1 07 H1 08
$31.3
$39.2
$56.4
$74.5
$32.8
$49.9
$0.0
$25.0
$50.0
$75.0
$100.0
2004 2005 2006 2007 H1 07 H1 08
Strong Consistent Growth
EBITDA
(2)
Net Sales
(1)(2)
(USD in millions)
Source: Bright World filings.
(1) 4Q07’s revenues were negatively impacted by a reported interruption associated with shifting existing production lines to Bright World’s new facilities.
(2) Foreign exchange rates used - 2004: 8.2768RMB = US $1.00, 2005: 8.1936RMB = US $1.00, 2006: 7.9723RMB = US $1.00, 2007: 7.6058RMB = US $1.00,
1Q 2007: 7.7582 RMB = US $1.00, H1 2008: 7.0568RMB = US $1.00
Net Profit
(2)

14 Customers by Sectors Automotive 30% Home Electronic Appliances 20% Computer & Telecommunications 20% Hardware & Others 30% 2007 Sales Breakdown

Competitive Strengths
Consistent track record of strong year-over-year growth and profitability
Enhanced focus on the successful ongoing transition toward the high performance sector
Well recognized AOTU brands and World trademarks
Introduction of new, high-tonnage stamping machines capability makes Bright World a totally integrated producer of power press machines, with product lines in all major segments
Continuous focus on R&D to sustain competitive edge
–
Long-term track record on innovation of sophisticated products with increased tonnage and efficiency
Experienced management team, led by serial entrepreneur with 25 years of business experience and a CEO with more than 35 years of direct industry acumen
Established in-house marketing and sales force, plus more than 300 distributors, spanning coastal and central China

Experienced Management Team (Post-Transaction)
Wang Wei Yao, Non-Executive Chairman
–
Mr. Wang has received a number of awards for his entrepreneurial activities in China. He has served as Chairman of a number of companies which he has founded or acquired and restructured.  As Chairman and a major shareholder of such companies, he has been responsible for determining the overall strategic development of each company, as well as assessing and implementing the major policies of each company.
–
Mr. Wang developed Bright World from a small, underperforming stamping company, which he acquired in 1998.  At that time, the company had far less than RMB 100 million in sales, compared to RMB 566 million for FY 2007.  Mr. Wang is also Chairman of World Group, which includes 4 machinery manufacturing companies for which CHAC has a Right Of
First Refusal to purchase.
–
Mr. Wang is the recipient of an Executive Masters Certificate from China Europe International Business School.
Jianjun Shao, President and CEO
–
Mr. Shao has 35 years experience in the forging and metal forming businesses.
–
Mr. Shao is the CEO of WPM (China) and is in charge of the overall operations of the company.  He is certified as a
Senior Machinery Engineer by the Science and Technology Committee.  He has been intimately involved in the development of new products designed to meet customers’ needs, and to increase market share of the company.
–
Mr. Shao has obtained an Executive Masters Certificate from China Europe International Business School.
Paul K. Kelly, Vice Chairman
–
Mr. Kelly is a founder and current Chairman and C.E.O. of CHAC.
–
Mr. Kelly is President and C.E.O. of Knox & Co., international investment bankers.
–
Mr. Kelly is the C.E.O. of Stuart Management Co., which provides administrative services to CHAC.
–
He is a graduate of the University of Pennsylvania and has an MBA from Wharton.
Mark L. Wilson, CFO
–
Mr. Wilson is a senior financial executive with broad experience in several industries during his 28 year business career.
–
Mr. Wilson serves as an Officer and Director of Stuart Management Company and serves on the Management Board of
Biflex International Group, a leading private label intimate apparel supplier.
–
Prior to CHAC, Mr. Wilson was the CFO of Towers Perrin, a $1.3 billion global professional services firm and held prior executive positions at The Thomson Corporation and MacAndrews & Forbes Holdings.
–
He is a graduate of Cornell University (BS Class of ‘79 and MBA Class of ‘80) and earned his CPA at Ernst & Young.

Balance Sheet Highlights
    Bright      CHAC
    World      Pro Forma
(USD in millions)
Q2 2008
(1)
Combined
Cash & cash equivalents
(2)
$6 $69
Inventories 31 31
Receivables 49 49
Current assets 86 149
Property, plant & equipment 50 50
Total assets $136 $199
Payables and accruals $28 $30
Short term debt 13 13
Current liabilities 41 43
Minority Interest 0 0
Shareholder's Equity
(2)
95 156
Total Liabilities & Shareholder's Equity $136 $199
Net cash position and
unlevered balance sheet
provides adequate capital
for acquisitions
Note:  CHAC PF combined assumes acquisition of 100% of Bright World.
Note: Figures used are subject to rounding.
(1) Foreign exchange rate used: 6.8544RMB = US $1.00
(2) Assumes no redemptions of CHAC common stock which may aggregate a total of
(2) 4,266,239 shares with an estimated value of $41.8 million

Bright World First Half Comparison
($ USD in 000's)
H1 2008 H1 2007 % Change
Revenue $49,857 $32,846 51.8%
Gross Profit 16,451 11,438 43.8%
Gross Profit Margin 33.0% 34.8% (1.8%)
Distribution, Selling & Admin. 3,910 3,738 4.6%
DSA % Sales 7.8% 11.4% (3.5%)
Profit from Operations 12,848 7,860 63.5%
Operating Profit Margin 25.8% 23.9% 1.8%
Net Profit $11,177 $6,811 64.1%
Note: Foreign exchange rates used: H1 2007: 7.7177RMB = US $1.00, H1 2008: 7.0568RMB = US $1.00.

Recent Comments on Chinese Economy
“The Chinese growth rate looks remarkably robust compared with other big economies, but policymakers know that they need to keep expansion at about 8 per cent to 9 per cent”
The Times – 10/21/2008
“China continues to be well-placed to avoid following the western world into the economic abyss. The mainland economy continues to decelerate, but differs from the US and Europe in several key ways: 1) no loss of confidence in the Chinese financial system; 2) no liquidity problems and no risk of bank insolvency; 3)
low levels of external debt and very minor exposure to foreign mortgage-related investments; 4) export growth will continue to slow but will not disappear, and is in any event not a critical growth driver; 5)
domestic consumption remains very strong; 6) with raw material and energy costs falling, we expect industrial profits to rebound early next year; 7) Beijing has the means to keep propping up investment; 8)
should GDP growth appear likely to slow beyond what we believe is Beijing’s 2009 target of 8%, the
Andy Rothman, CLSA –
10/21/2008
“China's statistics bureau reported Monday that economic growth slowed to a year-to-year expansion of
9% in the third quarter, still healthy but sharply down from 10.1% in the second quarter and 10.6% in the first. For the year, China's growth is likely to be below 10% for the first time since 2002. Many economists now forecast it to fall to as low as 8% next year, even assuming Beijing takes more measures to boost growth…Chinese
growth, to be sure, remains extraordinarily high by world standards and looks likely to stay so.”
Wall Street Journal – 10/21/2008
government has the fiscal capacity and political will to quickly implement an aggressive stimulus program”